SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 8, 1997
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                    IGI, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                     1-8568                01-0355758
 ----------------------        ------------------      -------------------
    (State or Other               (Commission            (IRS Employer
    Jurisdiction of               File Number)           Identification
    Incorporation)                                          Number)

                                 WHEAT ROAD AND
                                 LINCOLN AVENUE
                                 BUENA, NJ 08310
          ------------------------------------------------------------
                    (Address of Principal Executive Offices,
                               Including Zip Code)

                                 (609) 697-1441
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
                         ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant
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On September 8, 1997, the Registrant engaged Price Waterhouse LLP to act as the
Registrant's independent certified public accountant. Price Waterhouse LLP replaces Coopers & Lybrand LLP who resigned on July 23, 1997. In accordance with S-K Item 304 (a), the Registrant did not consult with Price Waterhouse during the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging them regarding matters that were or should have been subject to Statement on Auditing Standard No. 50 or any subject matter of a disagreement or reportable event with their former accountant.




                                   SIGNATURES
                                -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IGI, INC.

Date: September 10, 1997               By: /s/ Lawrence R. Hoffman
                                           ------------------------------
                                           Lawrence R. Hoffman
                                           Chief Financial Officer

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